
                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                __________


                                FORM 8-K/A
                             (Amendment No. 2)

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) of the

                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)
                     November 5, 1998 (June 30, 1998)


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                   HEALTH CARE PROPERTY INVESTORS, INC.
          (Exact name of registrant as specified in its charter)
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
     Maryland                          1-8895            33-0091377
(State or Other Jurisdiction of      (Commission       (I.R.S. Employer
Incorporation of Organization)       File Number)      Identification No.)

                      4675 MacArthur Court, 9th Floor
                         Newport Beach, CA  92660
                 (Address of principal executive offices)


                              (949) 221-0600
           (Registrant's telephone number, including area code)






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                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 15, 1998        HEALTH CARE PROPERTY INVESTORS, INC.
                               (REGISTRANT)


                               /S/ James G. Reynolds
                              -----------------------------
                              James G. Reynolds
                              Executive Vice President and
                              Chief Financial Officer
                              (Principal Financial Officer)



                               /S/ Devasis Ghose
                              -----------------------------
                              Devasis Ghose
                              Senior Vice President-Finance and Treasurer
                              (Principal Accounting Officer)